John Hancock Variable Insurance Trust

200 Berkeley Street, Boston, Massachusetts 02116

John Hancock Variable Insurance Trust (“JHVIT” or the “Trust”) is an open-end management investment company, commonly known as a mutual fund. Shares of JHVIT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment option for variable annuity and variable life insurance contracts (“variable contracts”). JHVIT provides a range of investment objectives through separate investment portfolios or funds (each a “fund,” collectively the “funds”). The following funds are described in this Prospectus. Only Series I of certain funds have ticker symbols, which are noted below, as applicable. JHVIT offers Series NAV, Series I, Series II and Series III shares, although not all funds offer all classes of shares.

Ticker
Fund Name	Series I
Core Bond Trust	—
International Equity Index Trust	JIEQX
Strategic Income Opportunities Trust	JESNX

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such unauthorized information or representation is given, it should not be relied upon as having been authorized by JHVIT, the advisor or any subadvisors to JHVIT or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHVIT in any state where such offer or sale would be prohibited.

Prospectus dated April 26, 2021

John Hancock Variable Insurance Trust
Table of contents

Core Bond Trust

Investment objective

To seek total return consisting of income and capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.57	0.57	0.57
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Total annual fund operating expenses	0.67	0.87	0.62
Contractual expense reimbursement[1]	–0.01	–0.01	–0.01
Total annual fund operating expenses after expense reimbursements	0.66	0.86	0.61
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	67	88	62
3 years	213	277	198
5 years	372	481	345
10 years	834	1,072	773

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 354% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.)

The fund invests in debt securities that the subadvisor believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The fund may also invest in unrated bonds that the subadvisor believes are comparable to investment-grade debt securities. The fund may invest to a significant extent in mortgage-backed securities, including collateralized mortgage obligations.

Under normal market conditions, the subadvisor expects to maintain an effective duration within 10% (in either direction) of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the duration of this index as of February 28, 2021 was 6.31 years).

The fund may invest:

■	Up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

■	Up to 20% of total assets in U.S. dollar-denominated obligations of foreign issuers; and

■	Up to 10% of total assets in U.S. stripped mortgage-backed securities.

As part of a mortgage-backed securities investment strategy, the fund may enter into dollar rolls. The fund may also enter into reverse repurchase agreements to enhance return.

1	Core Bond Trust

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal risks

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.

Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include reverse repurchase agreements. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Past performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Core Bond Trust	2

Calendar year total returns for Series I (%)

Best quarter: Q2 2020, 4.31%

Worst quarter: Q4 2016, –3.00%

Average Annual Total Returns for Period Ended 12/31/2020

Average annual total returns (%)	1 Year	5 Year	10 Year	Date of Inception
Series I	8.62	4.44	4.07	05/02/2005
Series II	8.50	4.24	3.86	05/02/2005
Series NAV	8.80	4.50	4.12	05/02/2005
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51	4.44	3.84

Investment management

Investment Advisor John Hancock Variable Trust Advisers LLC
Subadvisor Wells Capital Management, Incorporated

Portfolio management

Maulik Bhansali, CFA Senior Portfolio Manager Managed fund since 2017	Jarad Vasquez Senior Portfolio Manager Managed fund since 2017

Other important information regarding the fund

For important information about taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 11 of the Prospectus.

3	Core Bond Trust

International Equity Index Trust

Investment objective

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.52	0.52	0.52
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.09	0.09	0.09
Total annual fund operating expenses	0.66	0.86	0.61
Contractual expense reimbursement[1]	–0.27	–0.27	–0.27
Total annual fund operating expenses after expense reimbursements	0.39	0.59	0.34
1	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.34% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2022, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	40	60	35
3 years	184	247	168
5 years	341	450	313
10 years	797	1,036	736

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its assets in securities listed in the MSCI All Country World Excluding U.S. Index (the “Index”), or American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) representing such securities. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) As of February 28, 2021, the market capitalization range of the Index was $114 million to $536 billion.

The fund is an index fund and differs from an actively-managed fund. Actively-managed funds seek to outperform their benchmark indices through research and analysis. Over time, their performance may differ significantly from their benchmark indices. Index funds are passively managed funds that seek to track the risk and return profile of market indices. An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index, typically will be unable to match the performance of the index exactly due to such fees and expenses.

The fund uses “sampling” methodology in seeking to track the total return performance of the Index. This means that the fund does not intend and is not required to purchase all of the securities in the Index, but rather intends to hold a representative sample of the securities in the Index in an effort to

International Equity Index Trust	4

achieve the fund’s investment objective. The quantity of holdings in the fund will be based on a number of factors, including asset size of the fund. Although the subadvisor generally expects the fund to hold less than the total number of securities in the Index, it reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.

The fund’s assets are normally fully invested. The subadvisor invests in stock index futures to maintain market exposure and manage cash flow. Although the subadvisor may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.

The fund may purchase other types of securities that are not primary investment vehicles, for example, European Depositary Receipts (EDRs), certain exchange-traded funds (ETFs), cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). In addition, the fund may invest in securities that are not included in the Index, including futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the advisor or subadvisor).

Principal risks

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.

Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, and swaps. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.

Index management risk. Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

5	International Equity Index Trust

Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Past performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series NAV (%)

Best quarter: Q2 2020, 17.11%

Worst quarter: Q1 2020, –23.62%

Average Annual Total Returns for Period Ended 12/31/2020

Average annual total returns (%)	1 Year	5 Year	10 Year	Date of Inception
Series I	10.64	8.93	4.79	11/05/2012
Series II	10.48	8.72	4.62	11/05/2012
Series NAV	10.76	8.99	4.84	04/29/2005
MSCI All Country World ex-USA Index (reflects no deduction for fees, expenses, or taxes)	10.65	8.93	4.92

Investment management

Investment Advisor John Hancock Variable Trust Advisers LLC
Subadvisor SSGA Funds Management, Inc.

Portfolio management

Thomas Coleman, CFA Vice President and Senior Portfolio Manager Managed fund since 2005	Karl Schneider, CAIA Managing Director, Senior Portfolio Manager and Deputy Head of GEBS in the Americas Managed fund since 2007

Other important information regarding the fund

For important information about taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 11 of the Prospectus.

International Equity Index Trust	6

Strategic Income Opportunities Trust

Investment objective

To seek a high level of current income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.64	0.64	0.64
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.07	0.07	0.07
Total annual fund operating expenses	0.76	0.96	0.71
Contractual expense reimbursement[1]	–0.01	–0.01	–0.01
Total annual fund operating expenses after expense reimbursements	0.75	0.95	0.70
1	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	77	97	72
3 years	242	305	226
5 years	421	530	394
10 years	941	1,177	882

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds.

The fund may also invest in preferred stock and other types of debt securities.

Although the fund may invest up to 10% of its net assets in securities rated as low as D (in default) by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) (or their unrated equivalents) (i.e., “junk bonds”), it seeks to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund’s average maturity. The fund’s investment policies are based on credit ratings at the time of purchase.

In managing the fund, the subadvisor allocates assets among the three major types of securities (U.S. government debt and mortgages; corporate debt — primarily high yield; and foreign debt — both government and corporate, including emerging markets) based on analysis of economic factors, such as projected international interest rate movements, industry cycles and political trends. However, the subadvisor may invest up to 100% of the fund’s total assets in any one sector. Within each type of security, the subadvisor looks for investments that are appropriate for the overall fund in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including restricted or illiquid securities and derivatives, which include futures contracts on securities, indices and foreign currency; options on futures contracts, securities, indices and foreign currency; interest rate, foreign currency and credit default

7	Strategic Income Opportunities Trust

swaps; and foreign currency forward contracts, in each case, for the purposes of reducing risk, obtaining efficient market exposure and/or enhancing investment returns. In addition, the fund may invest up to 10% of its net assets in domestic or foreign common stocks.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and currency forwards and options.

Principal risks

The fund is subject to risks, and you could lose money by investing in the fund. The fund’s main risks are listed below in alphabetical order, not in order of importance.

Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Defaulted debt risk. Investing in defaulted debt securities is speculative and involves substantial risks in addition to those of non-defaulted high-yield securities. Defaulted debt securities generally do not generate interest payments. Principal on defaulted debt might not be repaid, and a fund could lose up to its entire investment.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds through Bond Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, foreign currency forward contracts, futures contracts, options, interest rate swaps, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Strategic Income Opportunities Trust	8

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Past performance

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Calendar year total returns for Series I (%)

Best quarter: Q2 2020, 7.06%

Worst quarter: Q3 2011, –8.83%

Average Annual Total Returns for Period Ended 12/31/2020

Average annual total returns (%)	1 Year	5 Year	10 Year	Date of Inception
Series I	8.59	4.89	4.90	05/03/2004
Series II	8.36	4.69	4.70	05/03/2004
Series NAV	8.60	4.94	4.95	04/29/2005
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51	4.44	3.84

Investment management

Investment Advisor John Hancock Variable Trust Advisers LLC
Subadvisor Manulife Investment Management (US) LLC

9	Strategic Income Opportunities Trust

Portfolio management

Daniel S. Janis III Senior Managing Director and Senior Portfolio Manager Managed fund since 2004	Thomas C. Goggins Senior Managing Director and Senior Portfolio Manager Managed fund since 2009	Kisoo Park Managing Director and Portfolio Manager Managed fund since 2015
Christopher M. Chapman, CFA Managing Director and Portfolio Manager Managed fund since 2017

Other important information regarding the fund

For important information about taxes and financial intermediary compensation, please turn to “Additional information about the funds” at page 11 of the Prospectus.

Strategic Income Opportunities Trust	10

Additional information about the funds

Taxes

For federal income tax purposes, each of the funds is treated as a separate entity, intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to meet the diversification requirements that are applicable to mutual funds that serve as underlying investments for insurance company separate accounts. A fund that qualifies as a regulated investment company will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year (provided that it distributes at least the sum of 90% of its net investment company taxable income and 90% of its net tax exempt interest income for the taxable year). Insurance company separate accounts, the principal shareholders of the funds, generally do not pay tax on dividends and capital gain distributions from the funds.

Because shares of the funds may be purchased only through variable insurance contracts and qualified plans, it is expected that any dividends or capital gains distributions made by the funds will be exempt from current federal taxation if left to accumulate within the variable contract or qualified plan. Holders of variable insurance contracts should consult the prospectuses of their respective contracts for information on the federal income tax consequences to such holders.

Variable contract owners should consult with their own tax advisors as to the tax consequences of investments in the funds, including the application of state and local taxes.

More information about taxes is located in the Statement of Additional Information (SAI) under the heading “Additional Information Concerning Taxes.”

Compensation of financial intermediaries

The JHVIT funds are not sold directly to the general public but instead are offered as underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies (“Related Parties”) may pay compensation to broker-dealers and other intermediaries for distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The JHVIT funds pay fees to the Related Parties for management, distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to insurance and related companies may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Investing during transition periods

A fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.

Temporary Defensive Investing

During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, or in carrying out changes to the fund’s subadvisor or investment process, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. In the case of funds investing extensively in foreign securities, these investments may be denominated in either U.S. dollars or foreign currencies and may include debt of foreign corporations, governments and supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.

Additional information about the funds’ principal risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance. A fund’s investment strategy may not produce the intended results.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each fund itself is regulated. Such legislation or regulation could limit or preclude each fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad could negatively impact financial markets and each fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from each fund’s performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of each fund’s portfolio holdings. Furthermore, volatile financial markets can expose each fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by each fund.

The principal risks of investing in each fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping a fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks,

11	ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the funds’ Statement of Additional Information (SAI).

Changing distribution levels risk

The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.

Credit and counterparty risk

This is the risk that an issuer of a U.S. government security, the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity and operational risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.

The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS	12

are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Defaulted debt risk

Investing in defaulted debt securities is speculative and involves substantial risks in addition to the risks of investing in high-yield securities that have not defaulted. The fund generally will not receive interest payments on defaulted debt securities, and there is a substantial risk that principal will not be repaid. A fund investing in defaulted debt securities may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on the securities. In any reorganization or liquidation proceeding relating to defaulted debt, a fund may lose its entire investment in such securities or may be required to accept cash or securities with a value lower than the fund’s original investment. Defaulted debt securities and any securities received in exchange for defaulted debt securities may be subject to restrictions on resale.

Economic and market events risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the novel coronavirus (COVID-19) pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the fund.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.

The United States has responded to the novel coronavirus (COVID-19) pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the novel coronavirus

13	ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

(COVID-19) pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.

Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, irregular and/or unexpected trading activity among retail investors, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

A fund generally does not attempt to time the market. Because of its exposure to equities, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Exchange-traded funds risk

ETFs are a type of investment company bought and sold on a securities exchange. A fund could purchase shares of an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning shares of an ETF include the risks of directly owning the underlying securities and other instruments the ETF holds. A lack of liquidity in an ETF (e.g., absence of an active trading market) could result in the ETF being more volatile than its underlying securities. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV. An ETF has its own fees and expenses, which are indirectly borne by the fund. A fund may also incur brokerage and other related costs when it purchases and sells ETFs. Also, in the case of passively-managed ETFs, there is a risk that an ETF may fail to closely track the index or market segment that it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index or other factors.

Financial services sector risk

A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, certain financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS	14

would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Ratings Services or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.

Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Emerging-market risk. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including

15	ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Hong Kong Bond Connect Program (Bond Connect) risk. Trading in China bonds listed and traded on certain Chinese stock exchanges through Bond Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Bonds listed on Bond Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Bond Connect may affect bond prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares listed and traded on certain Chinese stock exchanges through Stock Connect, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong, is subject to both a number of restrictions imposed by Chinese securities regulations and local exchange listing rules as well as certain risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulations promulgated or proposed thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

In addition, new Rule 18f-4 (the Derivatives Rule), adopted by the SEC on October 28, 2020, replaces current asset segregation requirements with a new framework for the use of derivatives by registered funds. For funds using a significant amount of derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Funds will be required to comply with the Derivatives Rule starting on August 19, 2022.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be

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implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Reverse repurchase agreements. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. A reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Illiquid and restricted securities risk

Certain securities are considered illiquid or restricted due to a limited trading market, legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask price. Illiquidity may have an adverse impact on market price and the fund’s ability to sell particular securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. The fund may incur additional expense when disposing of illiquid or restricted securities, including all or a portion of the cost to register the securities.

Index management risk

Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadvisor may select securities that are not fully representative of the index, and the fund’s transaction expenses and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

17	ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk

The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-rated and high-yield fixed-income securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard & Poor’s Ratings Services and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

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When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.

The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the fund’s investments in securities in the mortgage industry as a whole.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Preferred and convertible securities risk

Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Quantitative modeling risk

Use of quantitative models carries the risk that the fund may underperform funds that do not utilize such models. The use of quantitative models may affect the fund’s exposure to certain sectors or types of investments and may impact the fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Successful application of a quantitative model is dependent on the manager’s skill in building and implementing the model. For example, human judgment plays a role in building, utilizing, testing, modifying, and implementing the financial algorithms and formulas used in these models. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.

Repurchase Agreements risk

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Sector risk

When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.

Financial Services. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other

19	ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

factors, impacting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. The types of companies that comprise the financial services sector may change over time.

These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, certain financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Insurance Companies. Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Additional information about the funds’ investment policies

Subject to certain restrictions and except as noted below, a fund may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund may not invest more than 15% of its net assets in securities that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets, except through the purchase of debt obligations or the use of repurchase agreements. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT POLICIES	20

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed-upon time and at an agreed-upon price. The funds will maintain liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

Management

Board of Trustees

JHVIT is managed under the direction of its Trustees. The Board of Trustees oversees the business activities of the funds and retains the services of the various firms that carry out the operations of the funds. The Board may change the investment objective and strategy of a fund without shareholder approval.

Investment Management

John Hancock Variable Trust Advisers LLC (the “Advisor”) is the investment advisor to JHVIT and is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is a Delaware limited liability company with its principal offices located at 200 Berkeley Street, Boston, Massachusetts 02116. The advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto,

21	MANAGEMENT

Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and principally as “John Hancock” in the United States.

JHVIT fund shares are sold only to insurance companies and their separate accounts as the underlying investment option for variable annuity and variable life insurance contracts and group annuity contract offered to 401(k) plans (“variable contracts”). Two of these insurance companies, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, are affiliates of the Advisor (the “Affiliated Insurance Companies”). The Affiliated Insurance Companies perform administrative services for the JHVIT funds in connection with the variable contracts for which they serve as the underlying investment option. To compensate the Affiliated Insurance Companies for providing these services, the Advisor, not the JHVIT funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the JHVIT funds attributable to variable contracts issued by the Affiliated Insurance Company. The Advisor may also pay insurance companies not affiliated with the Advisor an administrative fee for performing similar administrative services for the JHVIT funds.

Subject to general oversight by the Board of Trustees, the Advisor manages and supervises the investment operations and business affairs of the fund. The Advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the Advisor. In this role, the Advisor has supervisory responsibility for managing the investment and reinvestment of the funds’ portfolio assets through proactive oversight and monitoring of the subadvisor and the funds, as described in further detail below. The Advisor is responsible for developing overall investment strategies for the funds and overseeing and implementing the funds’ continuous investment programs and provides a variety of advisory oversight and investment research services. The Advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.

The Advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the Advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The Advisor employs a team of investment professionals who provide these ongoing research and monitoring services.

Subject to approval by the Board of Trustees, the Advisor may elect to manage fund assets directly and currently manages the assets of certain funds. As compensation for its services, the Advisor receives a fee from JHVIT computed separately for each fund. Appendix A to this Prospectus is a schedule of the management fees each fund currently is obligated to pay the Advisor. The subadvisors are compensated by the Advisor and not by the funds.

The funds rely on an order from the Securities and Exchange Commission (SEC) permitting the Advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. Each fund, therefore, is able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Advisor to appoint a subadvisor that is an affiliate of the Advisor or JHVIT (other than by reason of serving as a subadvisor to a fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

A discussion regarding the basis for the Board’s approval of the advisory and subadvisory agreements for the funds is available in the funds’ semi-annual reports to shareholders for the period ended June 30, 2020.

Additional information about fund expenses

Each fund’s annual operating expenses will likely vary throughout the period and from year to year. A fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

The Advisor has contractually agreed to waive its management fee or reimburse expenses (the Reimbursement) for certain participating funds of the Trust and other John Hancock Funds. The Reimbursement equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating funds that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the participating funds that exceeds $125 billion but is less than or equal to $150 billion, 0.0150% of that portion of the aggregate net assets of all the participating funds that exceeds $150 billion but is less than or equal to $175 billion, 0.0175% of that portion of the aggregate net assets of all the participating funds that exceeds $175 billion but is less than or equal to $200 billion, 0.02% of that portion of the aggregate net assets of all the participating funds that exceeds $200 billion but is less than or equal to $225 billion, and 0.0225% of that portion of the aggregate net assets of all the participating funds that exceeds $225 billion. The amount of the Reimbursement is calculated daily and allocated among all the participating funds in proportion to the daily net assets of the fund. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Subadvisors and Portfolio Managers

The subadvisors handle the portfolio management activities of the funds, subject to oversight by the Advisor. Each subadvisor formulates a continuous investment program for each fund it subadvises, consistent with the fund’s investment objective and strategies as described above. Each subadvisor regularly reports to the Advisor and the Board of Trustees with respect to the implementation of such programs.

Set forth below, in alphabetical order by subadvisor, is additional information about the subadvisors and the fund portfolio managers. The SAI includes additional details about the portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

MANAGEMENT	22

Manulife Investment Management (US) LLC (“Manulife IM (US)”)

Manulife IM (US), a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts 02116, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) and an affiliate of the Advisor. John Hancock Life Insurance Company (U.S.A.) is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. References to Manulife IM (US) below refer to its predecessor or affiliate organizations and entities.

Manulife IM (US) has identified the following persons as jointly and primarily responsible for the day-to-day management of the funds’ portfolios as set forth below. These managers are employed by Manulife IM (US).

Funds	Portfolio Managers
Strategic Income Opportunities Trust	Daniel S. Janis III Thomas C. Goggins Kisoo Park Christopher M. Chapman, CFA
■ Christopher M. Chapman, CFA. Managing Director and Portfolio Manager; joined Manulife IM (US) in 2005.
■ Thomas C. Goggins. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 2009.
■ Daniel S. Janis III. Senior Managing Director and Senior Portfolio Manager; joined Manulife IM (US) in 1999.
■ Kisoo Park. Managing Director and Portfolio Manager; joined Manulife IM (US) in 2011.

SSGA Funds Management, Inc. (“SSGA FM”)

SSGA FM is located at One Iron Street, Boston, Massachusetts 02210. SSGA FM is an SEC registered investment advisor and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street.

The International Equity Index Trust is managed by SSGA’s Global Equity Beta Solutions (“GEBS”) Group. Portfolio managers Thomas Coleman and Karl Schneider are jointly and primarily responsible for the day-to-day management of the Portfolio. These managers are employed by SSGA FM.

Fund	Portfolio Managers
International Equity Index Trust	Thomas Coleman, CFA Karl Schneider, CAIA
■ Thomas Coleman, CFA. Vice President and Senior Portfolio Manager; joined SSGA FM in 1998.
■ Karl Schneider, CAIA. Managing Director, Senior Portfolio Manager and Deputy Head of GEBS in the Americas; joined SSGA FM in 1997.

Wells Capital Management, Incorporated (“WellsCap”)

WellsCap, located at 525 Market St., San Francisco, California, is a registered investment advisor that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. WellsCap is a wholly-owned subsidiary of WFAM Holdings, LLC, which in turn is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company.

WellsCap has identified the following persons as jointly and primarily responsible for the day-to-day management of the fund’s portfolio as set forth below. These managers are employed by WellsCap.

Fund	Portfolio Managers
Core Bond Trust	Maulik Bhansali, CFA Jarad Vasquez
■ Maulik Bhansali, CFA. Mr. Bhansali joined Wells Capital Management in 2001, where he currently serves as a Senior Portfolio Manager.
■ Jarad Vasquez. Mr. Vasquez joined Wells Capital Management in 2007, where he currently serves as a Senior Portfolio Manager.

Share classes and Rule 12b-1 plans

Share classes

The funds may issue four classes of shares: Series I, Series II, Series III and NAV shares (not all funds issue all share classes). Each share class is the same except for differences in the allocation of fund expenses and voting rights as described below.

The expenses of each fund are generally borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the fund attributable to shares of each class. “Class expenses,” however, are allocated to each class. “Class expenses” include Rule 12b-1 fees (if any) paid by a share class and other expenses determined by the Advisor to be properly allocable to a particular class. The Advisor will make such allocations in a manner and using such methodology as it determines to be reasonably appropriate, subject to ratification or approval by the Board. The kinds of expenses that the Advisor may allocate to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

23	SHARE CLASSES AND RULE 12B-1 PLANS

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Rule 12b-1 plans

Rule 12b-1 fees will be paid to JHVIT’s Distributor, John Hancock Distributors, LLC, or any successor thereto (the “Distributor”).

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class,
(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and
(iii) for the payment of “service fees” that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives.

The annual Rule 12b-1 fee rate currently accrued by each fund is set forth in the expense table of each fund. Subject to the approval of the Board, each fund may under the 12b-1 Plans charge Rule 12b-1 fees up to the following maximum annual rates:

Series I shares
an annual rate of up to 0.15% of the net assets of the Series I shares

Series II shares
an annual rate of up to 0.35% of the net assets of the Series II shares

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

General information

Purchase and redemption of shares

Shares of each fund are offered continuously, without sales charge, and are sold and redeemed each business day at a price equal to their net asset value (NAV) determined for that business day as set forth under “Valuation of shares” in this prospectus. A business day is any day that the New York Stock Exchange is open for business. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

■	trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

■	an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

■	the SEC by order so permits for the protection of security holders of JHVIT.

Shares of the funds are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment options for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds (“Underlying Funds”) and to certain qualified retirement plans (“qualified plans”).

Due to differences in tax treatments and other considerations, the interests of holders of variable annuity and variable life insurance contracts, and the interests of holders of variable contracts and qualified plan investors, that participate in JHVIT may conflict. The Board of Trustees of JHVIT (the “Board” or “Trustees”) will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Valuation of shares

The net asset value (NAV) for each class of shares of the funds is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the funds do not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the funds’ NAV is not calculated. Consequently, each fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of each fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

GENERAL INFORMATION	24

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.

If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Dividends

JHVIT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Disruptive short term trading

None of the funds are designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadvisor’s ability to effectively manage a fund in accordance with its investment objective and policies), dilute the interest in a fund held for long-term investment or adversely affect a fund’s performance (“Disruptive Short-Term Trading”).

25	GENERAL INFORMATION

The Board has adopted procedures to deter Disruptive Short-Term Trading and JHVIT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHVIT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHVIT will monitor purchases and redemptions of JHVIT shares either directly or through procedures adopted by the affiliated insurance companies that use JHVIT as their underlying investment vehicle. If management of JHVIT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment i.e. Disruptive Short-Term Trading, JHVIT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the Investment Company Act of 1940, as amended, JHVIT and each insurance company that uses JHVIT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy that the insurance company reasonably believes is designed to deter disruptive short-term trading; (ii) furnish JHVIT, upon its request, with information regarding contract holder trading activities in shares of JHVIT; and (iii) enforce its short term trading policy with respect to contract holders identified by JHVIT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHVIT, to cease to accept trading instructions from the financial intermediary for the contract holder unless such instructions are sent to the financial intermediary by regular U.S. mail.

Investors in JHVIT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that such limitations and ability may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHVIT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHVIT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHVIT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadvisor’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

i. Funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;
ii. Funds with significant investments in high yield securities that are infrequently traded; and
iii. Funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

Policy regarding disclosure of fund portfolio holdings

A description of the funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the SAI.

GENERAL INFORMATION	26

Financial highlights

The financial highlights table below for each fund is intended to help investors understand the financial performance of the fund for the past five years (or since inception in the case of a fund in operation for less than five years.) Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular fund (assuming reinvestment of all dividends and distributions). The total return information shown in the Financial Highlights tables does not reflect the fees and expenses of any separate account that may use John Hancock Variable Insurance Trust (“JHVIT”) as its underlying investment option or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.

The financial statements of JHVIT as of December 31, 2020, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP, along with JHVIT’s financial statements, as they appear in JHVIT’s annual report, has been incorporated by reference into the SAI. Copies of JHVIT’s annual report are available upon request.

Core Bond Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2020	13.41	0.20	0.95	1.15	(0.33)	—	(0.33)	14.23	8.62	0.67	0.66	1.40	93	354
12-31-2019	12.68	0.32	0.74	1.06	(0.33)	—	(0.33)	13.41	8.32	0.67	0.66	2.42	92	446
12-31-2018	13.08	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.68	(0.59)	0.68	0.67	2.39	93	336
12-31-2017	13.09	0.24	0.20	0.44	(0.28)	(0.17)	(0.45)	13.08	3.40	0.67	0.67	1.83	108	332
12-31-2016	13.01	0.22	0.14	0.36	(0.27)	(0.01)	(0.28)	13.09	2.74	0.67	0.66	1.63	121	486
Series II
12-31-2020	13.39	0.17	0.97	1.14	(0.31)	—	(0.31)	14.22	8.50	0.87	0.86	1.20	85	354
12-31-2019	12.67	0.29	0.73	1.02	(0.30)	—	(0.30)	13.39	8.04	0.87	0.86	2.23	81	446
12-31-2018	13.07	0.28	(0.39)	(0.11)	(0.29)	—	(0.29)	12.67	(0.79)	0.88	0.87	2.18	82	336
12-31-2017	13.08	0.22	0.20	0.42	(0.26)	(0.17)	(0.43)	13.07	3.21	0.87	0.87	1.63	101	332
12-31-2016	13.00	0.19	0.14	0.33	(0.24)	(0.01)	(0.25)	13.08	2.54	0.87	0.86	1.43	114	486
Series NAV
12-31-2020	13.34	0.20	0.97	1.17	(0.34)	—	(0.34)	14.17	8.80	0.62	0.61	1.46	867	354
12-31-2019	12.62	0.33	0.72	1.05	(0.33)	—	(0.33)	13.34	8.34	0.62	0.61	2.47	918	446
12-31-2018	13.02	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	12.62	(0.54)	0.63	0.62	2.44	889	336
12-31-2017	13.03	0.25	0.20	0.45	(0.29)	(0.17)	(0.46)	13.02	3.47	0.62	0.62	1.88	1,037	332
12-31-2016	12.96	0.22	0.14	0.36	(0.28)	(0.01)	(0.29)	13.03	2.72	0.62	0.61	1.68	987	486
1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
27	FINANCIAL HIGHLIGHTS

International Equity Index Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2020	18.30	0.35	1.51	1.86	(0.44)	(0.17)	—	(0.61)	19.55	10.64	0.66	0.39	2.07	361	5
12-31-2019	15.44	0.50	2.77	3.27	(0.41)	—	—	(0.41)	18.30	21.37	0.67	0.39	2.92	359	5 [3]
12-31-2018	18.44	0.45	(3.02)	(2.57)	(0.42)	(0.01)	—	(0.43)	15.44	(14.09)	0.66	0.39	2.55	334	2
12-31-2017	14.79	0.40	3.63	4.03	(0.38)	—	—	(0.38)	18.44	27.30	0.68	0.39	2.33	399	3
12-31-2016	14.54	0.39	0.25	0.64	(0.39)	—	—	(0.39)	14.79	4.45	0.65 [4]	0.39 [4]	2.65	277	5
Series II
12-31-2020	18.32	0.32	1.51	1.83	(0.40)	(0.17)	—	(0.57)	19.58	10.48	0.86	0.59	1.87	23	5
12-31-2019	15.46	0.44	2.80	3.24	(0.38)	—	—	(0.38)	18.32	21.11	0.87	0.59	2.55	22	5 [3]
12-31-2018	18.46	0.42	(3.03)	(2.61)	(0.38)	(0.01)	—	(0.39)	15.46	(14.27)	0.86	0.59	2.37	14	2
12-31-2017	14.81	0.36	3.63	3.99	(0.34)	—	—	(0.34)	18.46	27.04	0.88	0.59	2.14	18	3
12-31-2016	14.56	0.36	0.25	0.61	(0.36)	—	—	(0.36)	14.81	4.24	0.85 [4]	0.59 [4]	2.47	14	5
Series NAV
12-31-2020	18.29	0.36	1.51	1.87	(0.44)	(0.17)	—	(0.61)	19.55	10.76	0.61	0.34	2.11	484	5
12-31-2019	15.43	0.50	2.78	3.28	(0.42)	—	—	(0.42)	18.29	21.44	0.62	0.34	2.91	458	5 [3]
12-31-2018	18.44	0.46	(3.03)	(2.57)	(0.43)	(0.01)	—	(0.44)	15.43	(14.10)	0.61	0.34	2.58	331	2
12-31-2017	14.78	0.41	3.63	4.04	(0.38)	—	—	(0.38)	18.44	27.45	0.63	0.34	2.39	377	3
12-31-2016	14.54	0.39	0.25	0.64	(0.40)	—	—	(0.40)	14.78	4.43	0.60 [4]	0.34 [4]	2.70	298	5
1	Based on average daily shares outstanding.
2	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.
4	Includes reimbursement for overbilling of custody expenses in prior years of 0.04%.

Strategic Income Opportunities Trust

Per share operating performance for a share outstanding throughout each period		Ratios and supplemental data
Income (loss) from investment operations	Less Distributions	Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2020	13.52	0.35	0.80	1.15	(0.23)	—	(0.23)	14.44	8.59	0.76	0.76	2.54	333	73
12-31-2019	12.53	0.40	0.96	1.36	(0.37)	—	(0.37)	13.52	10.91	0.76	0.76	3.03	361	95
12-31-2018	13.72	0.49	(1.17)	(0.68)	(0.51)	—	(0.51)	12.53	(5.03)	0.74	0.73	3.63	371	61
12-31-2017	13.41	0.46	0.29	0.75	(0.44)	—	(0.44)	13.72	5.59	0.73	0.73	3.36	477	40
12-31-2016	13.07	0.40	0.27	0.67	(0.33)	—	(0.33)	13.41	5.12	0.72 [3]	0.71 [3]	2.95	473	42
Series II
12-31-2020	13.56	0.32	0.80	1.12	(0.21)	—	(0.21)	14.47	8.36	0.96	0.96	2.34	38	73
12-31-2019	12.56	0.38	0.97	1.35	(0.35)	—	(0.35)	13.56	10.75	0.96	0.96	2.83	36	95
12-31-2018	13.76	0.46	(1.18)	(0.72)	(0.48)	—	(0.48)	12.56	(5.29)	0.94	0.93	3.43	36	61
12-31-2017	13.45	0.44	0.28	0.72	(0.41)	—	(0.41)	13.76	5.37	0.93	0.93	3.16	45	40
12-31-2016	13.10	0.37	0.28	0.65	(0.30)	—	(0.30)	13.45	4.98	0.92 [3]	0.91 [3]	2.74	46	42
Series NAV
12-31-2020	13.48	0.35	0.80	1.15	(0.24)	—	(0.24)	14.39	8.60	0.71	0.71	2.59	87	73
12-31-2019	12.49	0.41	0.96	1.37	(0.38)	—	(0.38)	13.48	11.00	0.71	0.71	3.08	80	95
12-31-2018	13.68	0.49	(1.16)	(0.67)	(0.52)	—	(0.52)	12.49	(5.00)	0.69	0.68	3.68	79	61
12-31-2017	13.37	0.47	0.28	0.75	(0.44)	—	(0.44)	13.68	5.66	0.68	0.68	3.42	96	40
12-31-2016	13.03	0.40	0.27	0.67	(0.33)	—	(0.33)	13.37	5.19	0.67 [3]	0.66 [3]	2.98	66	42
1.	Based on average daily shares outstanding.
2.	Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
3.	Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.
FINANCIAL HIGHLIGHTS	28

Appendix A
Schedule of Management Fees

Set forth below is the schedule of the annual percentage rates of the management fees for the funds. For certain funds the advisory or management fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund (together with the net assets of any other applicable fund identified in the advisory agreement).

Fund	APR	Advisory Fee Breakpoint
Core Bond Trust	0.690%	— first $200 million;
	0.640%	— next $200 million;
	0.570% 0.560% 0.550%	— next $600 million; — next $1 billion; and — excess over $2 billion.
International Equity Index Trust	0.550%	— first $100 million;
	0.530% 0.520% 0.510%	— next $150 million; — next $250 million; and — excess over $500 million.
Strategic Income Opportunities Trust	0.700%	— first $500 million;
	0.650%	— next $3 billion;
	0.600%	— next $4 billion;
	0.590%	— next $4.5 billion; and
	0.575%	— excess over $12 billion.
29	APPENDIX A SCHEDULE OF MANAGEMENT FEES

For more information

The following documents are available, which offer further information on JHVIT:

Annual/semiannual reports to shareholders

Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In a fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

As of January 1, 2021, paper copies of the funds’ shareholder reports are no longer sent by mail. Instead, the reports are made available on a website, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the insurance company that offers your contract or from your financial intermediary, free of charge, at any time.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The SAI includes a summary of JHVIT’s policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Variable Insurance Trust
200 Berkeley Street
Boston, MA 02116

By phone: 800-344-1029

On the internet: johnhancock.com

Or you may obtain these documents and other information about the funds from the SEC:

Online: sec.gov

By email (duplicating fee required): publicinfo@sec.gov

1940 Act File No. 811-04146